                                                                 Exhibit 10.31


                              SETTLEMENT AGREEMENT
                                       AND
                         COMPLETE AND PERMANENT RELEASE


    This Settlement Agreement and Complete and Permanent Release (the "Agreement") is dated as of July 8, 1998, by and among AAF-McQuay Inc., ("AMI"), AAF-McQuay Holdings, Inc. ("AHI"), O.Y.L. Industries Berhad ("OYL"), Richard W. Snyder ("Snyder"), Roberta M. Snyder ("Mrs. Snyder"), Michael Caolo ("Caolo"), Barton L. Bailey, Gerald L. Boehrs, James F. Brum, Dick W. Driggs, Norbert O. Grohmann, Bruce E. Hebert, and Charles J. Tambornino (collectively, the "NEPI Holders, and together with AMI, OYL, Snyder, Mrs. Snyder, and Caolo, the "Parties").

    WHEREAS, OYL, Snyder, certain parties referred to as "Sellers," SnyderGeneral Corporation ("SGC"), Caolo, and the NEPI Holders entered into that certain Stock Purchase Agreement, dated as of March 31, 1994 (the "SPA");

    WHEREAS, SGC, SnyderGeneral Holding Company ("SGHC"), Snyder, Mrs. Snyder, and the Sellers entered into that certain Tax Indemnification Agreement, dated May 2, 1994 (the "TIA"), and certain parties entered into that Income Tax Sharing Agreement, dated May 2, 1994 (the "TSA");

    WHEREAS, pursuant to the terms of the SPA, SGC issued a promissory note, dated May 2, 1994, in the principal amount of $11,500,000 (the "Promissory Note") for the benefit of the persons listed on Exhibit A thereto;

    WHEREAS, SGC and SGH subsequently
changed their names to "AAF-McQuay Inc." and "AAF-McQuay Holdings, Inc.," respectively;

    WHEREAS, the Promissory Note is currently being held, together with a related Letter of Credit (herein so-called), by Bank One, Texas, N.A., as Paying Agent, pursuant to the Paying Agent Agreement (the "PAA") dated May 2, 1994, by and among OYL, Snyder, Caolo, the NEPI Holders and Bank One;

    WHEREAS, the Parties have asserted certain claims and counterclaims regarding the SPA and the documents related thereto, including the TIA, in an arbitration before the Dallas Office of the American Arbitration Association, Case No. 71-168-00036-97 (the "Arbitration");

    WHEREAS, bona fide disputes and controversies exist between the Parties regarding the claims and counterclaims in the Arbitration, the SPA, the documents related thereto, including the TIA and the Promissory Note, and by reason of such disputes and controversies, the Parties desire to (i) amend and restate the TIA and (ii) finally, fully, and completely compromise, settle and release any and all claims and causes of action of any kind whatsoever that were asserted, or could have been asserted, by any party in the Arbitration or in any separate arbitration or judicial proceeding, arising out of or related to the allegations, events, and/or transactions described in the Arbitration or relating to the SPA, the documents related thereto, including the TIA, the PAA, or Promissory Note except as otherwise provided herein; and

    WHEREAS, the Parties intend that the full terms and conditions of compromise, settlement and release be set forth in this Agreement;

    NOW THEREFORE, in consideration of the recitals set forth above, and the additional promises and consideration stated herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree to finally, fully, and completely compromise, settle and release their disputes as follows:

                                 MONETARY TERMS

    1.1 Settlement Payment. AMI will pay (i) $10,500,000 cash plus (ii) $13,416.67 cash, which represents the interest accrued on the Promissory Note from July 2, 1998, to the date of the final settlement (the "Settlement Payment").

    1.2 Payment Method. AMI will pay (i) $885,696.32 (the amount of actual fees and expenses incurred by Snyder in the Arbitration) in cash directly to, and for the sole benefit of, Snyder and (ii) the remaining $9,627,720.35 of the Settlement Payment in cash directly to, and for the individual benefit of, Snyder, Caolo, and the NEPI Holders in accordance with their respective offset percentages (as such term is defined on Schedule A to the Promissory
Note), all as set forth on Exhibit A hereto.

                               OTHER CONSIDERATION

    2.1 Relinquishment of Promissory Note. As consideration for the payment and receipt of the Settlement Payment, OYL and Snyder will execute the Instruction Letter attached hereto as Exhibit B authorizing the Paying Agent to return the Promissory Note and the Letter of Credit to AMI.

    2.2 Amended and Restated Tax Indemnification Agreement. As additional consideration for the payment and receipt of the Settlement Payment, AMI (as successor-in-interest to SGC), AHI (as successor-in-interest to SGH), Snyder, Mrs. Snyder, and the Sellers will execute the Amended and Restated Tax Indemnification Agreement attached as Exhibit C hereto.

    2.3 Termination of Rights and Obligations under the Stock Purchase Agreement. As additional consideration for the payment and receipt of the Settlement Payment, the Parties agree and acknowledge that the SPA and PAA are terminated, and all rights, benefits, burdens, obligations and duties under such agreements have no further force and effect; provided, however, that the provisions in section 10.3(a) of the SPA shall remain in effect. Accordingly, the Parties agree and acknowledge that the TSA has no further force and effect.

                                    RELEASES

    3.1 Release by OYL, AMI, and AHI. OYL, AMI, AHI, and their respective current and former employees, officers, directors, shareholders, affiliates, incorporators, successors, predecessors, partners, parent companies, subsidiaries, assigns, executors, agents, advisors, investment bankers, attorneys, and representatives of any kind (collectively, "Related Parties"), if any, by this Agreement, hereby forever RELEASE, SURRENDER, REMISE, ACQUIT, and FOREVER DISCHARGE Snyder, Mrs. Snyder, Caolo, the NEPI Holders, and their respective Related Parties, if any, from any and all claims, demands, damages, entitlements, actions, causes of action, suits in equity, liabilities, debts, accounts, costs, expenses, setoffs, contributions, payments, bills, promises, covenants or warranties of any kind or nature (whether past, present, future, currently accrued, unaccrued, known or unknown), and whether permanent, continuing, or otherwise, that relate to or arise from the Arbitration, the SPA, the TIA, the PAA, or the Promissory Note, INCLUDING, WITHOUT LIMITATION, ANY AND ALL STATUTORY AND COMMON LAW CLAIMS FOR BREACH OF EXPRESS OR IMPLIED CONTRACT, CLAIMS FOR INDEMNITY OR RECOVERIES, PAYMENTS DUE AND OWING, MONIES HAD AND RECEIVED,

QUANTUM MERUIT, ACCOUNTING PRINCIPLES OF ANY KIND, BREACH OF FIDUCIARY DUTY, NEGLIGENCE, NEGLIGENT MISREPRESENTATION, FRAUD, CONSTRUCTIVE FRAUD, FRAUDULENT INDUCEMENT, FRAUDULENT MISREPRESENTATION, FRAUDULENT TRANSFER, BREACH OF THE IMPLIED COVENANT OF GOOD FAITH AND FAIR DEALING, OR CONVERSION BUT SPECIFICALLY EXCLUDING ANY CLAIMS ARISING UNDER THIS AGREEMENT OR THE AMENDED AND RESTATED TAX INDEMNIFICATION AGREEMENT.

    3.2 Release by Snyder, Mrs. Snyder, Caolo, and the NEPI Holders. Snyder, Mrs. Snyder, Caolo, the NEPI Holders, and their respective Related Parties, if any, by this Agreement hereby forever RELEASE, SURRENDER, REMISE, ACQUIT, AND FOREVER DISCHARGE OYL, AMI, AHI, and their Related Parties, if any, from any and all claims, demands, damages, entitlements, actions, causes of action, suits in equity, liabilities, debts, accounts, costs, expenses, setoffs, contributions, payments, bills, promises, covenants or warranties (whether past, present, future, currently accrued, unaccrued, known or unknown), and whether permanent, continuing, or otherwise, that relate to or arise from the Arbitration, the SPA, the TIA, the PAA, and the Promissory Note, INCLUDING, WITHOUT LIMITATION, ANY AND ALL STATUTORY AND COMMON LAW CLAIMS FOR BREACH OF EXPRESS OR IMPLIED CONTRACT, CLAIMS FOR INDEMNITY OR RECOVERIES, PAYMENTS DUE AND OWING, MONIES HAD AND RECEIVED, QUANTUM MERUIT, ACCOUNTING PRINCIPLES OF ANY KIND, BREACH OF FIDUCIARY DUTY, NEGLIGENCE, NEGLIGENT MISREPRESENTATION, FRAUD, CONSTRUCTIVE FRAUD, FRAUDULENT INDUCEMENT, FRAUDULENT MISREPRESENTATION, FRAUDULENT TRANSFER, BREACH OF THE IMPLIED COVENANT OF GOOD FAITH AND FAIR DEALING, OR CONVERSION BUT SPECIFICALLY EXCLUDING ANY CLAIMS OR DEMANDS ARISING UNDER THIS AGREEMENT, THE AMENDED AND RESTATED TAX INDEMNIFICATION AGREEMENT, ANY EXECUTIVE EMPLOYMENT AND COMPENSATION AGREEMENTS (AS MODIFIED), AND ANY RIGHTS OF INDEMNITY (INCLUDING RIGHTS FOR PAYMENT OF COSTS OF DEFENSE) WITH REGARD TO THIRD-PARTY CLAIMS THAT ANY FORMER OFFICER OR DIRECTOR OF SGC OR SGH MAY HAVE AGAINST AMI OR AGAINST ANY INSURANCE CARRIER.

                                 INDEMNIFICATION

    4.1 Each Party represents that they have not made any assignment of any claims described herein and that they know of no person or entity that intends to assert a claim by, through, under, or on behalf of such Party. TO THE EXTENT THAT ANY CLAIM MAY BE BROUGHT AGAINST A PARTY BY PERSONS OR ENTITIES CLAIMING BY, THROUGH, OR UNDER A PARTY, THE PARTY THROUGH WHICH SUCH CLAIM IS BROUGHT AGREES TO DEFEND, INDEMNIFY, AND HOLD HARMLESS THE OTHER PARTIES (AND ANY PERSON OR ENTITY ASSOCIATED WITH SUCH PARTY THAT IS DESCRIBED IN THIS AGREEMENT) FROM ANY COSTS OR EXPENSES, INCLUDING LEGAL FEES, COURT COSTS, ARBITRATION FEES, JUDGMENTS, OR REASONABLE SETTLEMENT PAYMENTS ARISING FROM SUCH CLAIMS.

                             CONDITIONAL ASSIGNMENT

    5.1 In the event that any of the claims undertaken herein to be released by the Parties are not, for any reason, fully, effectively, and finally released and extinguished hereby, each Party hereby irrevocably assigns and conveys such claims that they have to the other party, or their successors or assigns. Any conditional assignment pursuant to this paragraph will not relieve the party giving the assignment of any other obligation under this Agreement, including the defense and indemnity obligations of Paragraph 4.1.

                                 OTHER COVENANTS

    6.1 No Admission of Fault. Neither the execution of this Agreement nor compliance with its terms shall constitute an admission of any fault or liability on the part of any of the Parties, or any of their Related Parties, all such liability being expressly denied.

    6.2 Reliance on Legal Counsel. The Parties have been advised to consult with an attorney prior to executing this Agreement and hereby acknowledge that they have done so. The Parties acknowledge and represent that they have been given a reasonable period of time to consider and execute this Agreement. The Parties further agree that this Agreement will be deemed to be a joint drafting effort and will not be construed against any Party.

    6.3 Authority. Each Party hereby represents and warrants to the other Parties that (i) such Party has full power and authority to execute, deliver and perform this Agreement, (ii) the execution, delivery and performance of this Agreement has been approved by all requisite action on the part of such Party, and (iii) this Agreement has been executed and delivered on behalf of such Party by their duly authorized agent and constitutes the valid and binding obligation of such Party enforceable in accordance with its terms. The individual signing on behalf of any non-individual Party represents to the other Parties they are fully authorized to sign and enter into this Agreement on behalf of the corporation for which they are signing, that they are legally competent to execute this Agreement and that they do so of their own free will and accord and without reliance on any representation of any kind or character not expressly set forth herein. Each such individual further acknowledges that they understand that each of the Parties is signing this Agreement and agreeing hereto based upon the truth of the foregoing representations and that otherwise the Parties would not sign or enter into this Agreement or take any action based upon this Agreement.

    6.4 Warranties. Each Party warrants to the other Parties that it has read this Agreement and fully understands it to be a compromise, settlement and release of all claims described herein, that the Party may have or claim against the other Parties and any person or entity associated with the Parties that is named or described in this Agreement. Each Party further warrants and represents that there has been no representations, promises, agreements, or inducements made to such Party in executing this Agreement except as set forth expressly and specifically in the Agreement. Each Party warrants that it is not relying upon any statement or representation of any agent of the Parties being released, but rather is relying upon his or her own judgment.

    6.5 Further Assurances. The Parties agree that they will, from time to time, execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered, instruments, agreements, waivers, releases, and other documents as may be reasonably requested in order to further the compromise, settlements and release described in this Agreement.

                                  CONSTRUCTION

    7.1 Liberal Construction. Any release or consent given in this Agreement shall be construed liberally in favor of the Party benefitting from the release or consent, any rule of construction to the contrary notwithstanding.

    7.2 Contractual Terms. It is understood and agreed that the terms of this Agreement are contractual and not merely recitals, and that the agreements contained herein and the consideration transferred hereby is to compromise, settle and release all disputed claims of the Parties arising out of the subject matter hereof and to avoid continued arbitration or litigation.

    7.3 Severability and Savings Clause. This Agreement shall be construed so far as possible to make each and all of its terms enforceable. Should any term or provision be held to be unenforceable, such declaration shall have no effect on the remaining provisions of this Agreement and the unenforceable term or provision shall be severed and shall have no legal force or effect and the remainder of this Agreement shall remain in full force and effect.

    7.4 Integration Clause. This Agreement integrates the whole of all agreements and understandings and other dealings of any sort or character between the Parties concerning the subject matter hereof, and supersedes all prior negotiations, discussions, or agreements of any sort whatsoever relating to the subject matter hereof, or any claims that might have ever been made by one Party against any opposing Party arising out of the subject matter hereof. THERE ARE NO UNWRITTEN ORAL OR VERBAL UNDERSTANDINGS, AGREEMENTS, OR REPRESENTATIONS OF ANY SORT WHATSOEVER, IT BEING STIPULATED THAT THE RIGHTS OF THE PARTIES AGAINST ANY OPPOSING PARTY SHALL BE GOVERNED EXCLUSIVELY BY THIS AGREEMENT.

    7.5 GOVERNING LAW AND VENUE. THIS AGREEMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF TEXAS, EXCEPT THAT ANY CONFLICT OF LAWS RULE REQUIRING REFERENCE TO THE LAWS OF ANOTHER JURISDICTION SHALL BE DISREGARDED.

    7.6 Exclusive Jurisdiction. The Parties intend that any dispute regarding this Agreement be resolved by arbitration as provided in Section 7.9, but to the extent that any Party seeks a judicial determination of the meaning of
Section 7.9 or seeks to compel, prevent, or limit a pending arbitration, the Parties agree that any such suit, action, or proceeding shall be brought in the courts of the State of Texas, County of Dallas or in the United States District Court for the Northern District of Texas and each Party hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, or proceeding relating to this Agreement.

    7.7 Headings. Headings are for convenience only and shall not limit, expand, affect, or alter the meaning of any text.

    7.8 Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which collectively shall be deemed to be one and the same instrument.

    7.9 Arbitration to Enforce Agreement.

    (a) The Parties specifically agree that any controversy, claim, or dispute arising out of this Agreement or any alleged breach hereof, shall be resolved exclusively by arbitration. Any arbitration shall take place in Dallas, Texas, and be administered by the Dallas office of the American Arbitration Association (the "AAA") in accordance with its Commercial Arbitration Rules in effect at the time the arbitration is initiated (collectively, the "Rules").

    (b) As soon as a demand for arbitration is made by any Party, the AAA shall proceed to provide a list of arbitrators from the Commercial Panel from which the Parties shall select a panel of three neutral arbitrators in accordance with the Rules and the normal procedures of the Dallas office of the AAA. If necessary, the AAA shall select some or all of the arbitrators when it is authorized to do so under the Rules.

    (c) The arbitration panel shall render a full, complete, conclusive, and binding resolution of the dispute. The arbitration award shall assess all reasonable attorneys' fees and costs, including the costs of the arbitration and the arbitrators' compensation, against the losing party. Judgment on the award may be entered in any court having jurisdiction thereof.

                  DATED AND EFFECTIVE as of the date first written above.

                                    AAF-MCQUAY INC.


                                    By:       /s/ Dixie L. Randle
                                       ----------------------------
                                    Name:  Dixie L. Randle
                                    Title: General Counsel & Assistant Secretary

                                    AAF-MCQUAY HOLDINGS, INC.


                                    By:       /s/ Dixie L. Randle
                                      -----------------------------------
                                    Name:  Dixie L. Randle
                                    Title: General Counsel & Assistant Secretary

                                    O.Y.L. INDUSTRIES BERHAD


                                    By:      /s/ Ho Nyuk Choy
                                       --------------------------------------
                                    Name:  Ho Nyuk Choy
                                    Title:    Group Managing Director


                                    /s/ Richard W. Snyder
                                    ----------------------------------------
                                    RICHARD W. SNYDER


                                    /s/ Roberta M. Snyder
                                    ------------------------------------------
                                    ROBERTA M. SNYDER


                                    /s/ Michael Caolo, Jr.
                                    -------------------------------------------
                                    MICHAEL CAOLO, JR.

                                    /s/ Barton L. Bailey
                                    -----------------------------------------
                                    BARTON L. BAILEY



                                    /s/ Gerald L. Boehrs
                                    -----------------------------------------
                                    GERALD L. BOEHRS



                                    /s/ James F. Brum
                                    -----------------------------------------
                                    JAMES F. BRUM



                                    /s/ Dick W. Driggs
                                    -----------------------------------------
                                    DICK W. DRIGGS



                                    /s/ Norbert O. Grohmann
                                    -----------------------------------------
                                    NORBERT O. GROHMANN



                                    /s/ Bruce E. Hebert
                                    -----------------------------------------
                                    BRUCE E. HEBERT



                                    /s/ Charles J. Tambornino
                                    -----------------------------------------
                                    CHARLES J. TAMBORNINO

THE STATE OF MINNESOTA     Section
                           Section
COUNTY OF HENNEPIN         Section

    BEFORE ME, the undersigned authority, on this day personally appeared Dixie L. Randle as General Counsel/Asst. Sec. of AAF-McQuay Inc. known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 7th day of July, 1998.


[SEAL]                                         /s/ Paul M. Heim
                                               Notary Public, State of Minnesota
Printed Name:  Paul M. Heim
My Commission Expires:  1/31/2000



THE STATE OF MINNESOTA     Section
                           Section
COUNTY OF HENNEPIN         Section

    BEFORE ME, the undersigned authority, on this day personally appeared Dixie L. Randle as General Counsel/Asst. Sec. of AAF-McQuay Holdings, Inc. known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 7th day of July, 1998.

[SEAL]                                         Paul M. Heim
                                               Notary Public, State of Minnesota
Printed Name:  Paul M. Heim
My Commission Expires:  1/31/2000

THE STATE OF ________             Section
                                  Section
COUNTY OF ___________             Section


    BEFORE ME, the undersigned authority, on this day personally appeared Leong Tuck Onn as Group Managing Director of O.Y.L. Industries Berhad known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 8th day of July, 1998.

[SEAL]
                                               /s/ Leong Tuck Onn
                                               Notary Public, 102 Jalan Bangsar,
                                               59200 Kuala Lumpur, Malaysia

Printed Name:  Leong Tuck Onn
My Commission Expires:  (not applicable)

THE STATE OF TEXAS         Section
                           Section
COUNTY OF DALLAS           Section


    BEFORE ME, the undersigned authority, on this day personally appeared Richard W. Snyder known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 6th day of July, 1998.

[SEAL]
                                                   /s/ Vicki A. Bolton
                                                   Notary Public, State of Texas


Printed Name:  Vicki A. Bolton
My Commission Expires:  10/3/99

THE STATE OF TEXAS         Section
                           Section
COUNTY OF DALLAS           Section


    BEFORE ME, the undersigned authority, on this day personally appeared Roberta M. Snyder known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 6th day of July, 1998.

[SEAL]
                                                   /s/ Vicki A. Bolton
                                                   Notary Public, State of Texas


Printed Name:  Vicki A. Bolton
My Commission Expires:  10/3/99

THE STATE OF TEXAS         Section
                           Section
COUNTY OF DALLAS           Section


    BEFORE ME, the undersigned authority, on this day personally appeared Michael Caolo known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 30th day of June, 1998.

[SEAL]
                                                   /s/ Vicki A Bolton
                                                   Notary Public, State of Texas


Printed Name:  Vicki A. Bolton
My Commission Expires:  10/3/99

THE STATE OF TEXAS         Section
                           Section
COUNTY OF COLLIN           Section


    BEFORE ME, the undersigned authority, on this day personally appeared Barton L. Bailey known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 5th day of June, 1998.

[SEAL]
                                                   /s/ Monica L. McKinney
                                                   Notary Public, State of Texas


Printed Name:  Monica L. McKinney
My Commission Expires:  1/2/2001

THE STATE OF KENTUCKY      Section
                           Section
COUNTY OF JEFFERSON        Section


    BEFORE ME, the undersigned authority, on this day personally appeared Gerald L. Boehrs known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 18th day of June, 1998.

[SEAL]
                                                /s/ Mary E. Stone
                                                Notary Public, State of Kentucky


Printed Name:  Mary E. Stone
My Commission Expires:  2/28/2001

THE STATE OF TEXAS         Section
                           Section
COUNTY OF DALLAS           Section


    BEFORE ME, the undersigned authority, on this day personally appeared James F. Brum known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 3rd day of June, 1998.

[SEAL]
                                                   /s/ Monica L. Freeman
                                                   Notary Public, State of Texas


Printed Name:  Monica L. Freeman
My Commission Expires:  2/17/2002

THE STATE OF FLORIDA       Section
                           Section
COUNTY OF ORANGE           Section


    BEFORE ME, the undersigned authority, on this day personally appeared Dick W. Driggs known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 3rd day of June, 1998.

[SEAL]
                                                 /s/ Simon Buwalda, Jr.
                                                 Notary Public, State of Florida


Printed Name:  Simon Buwalda, Jr.
My Commission Expires:  5/20/2002

THE STATE OF KENTUCKY      Section
                           Section
COUNTY OF JEFFERSON        Section


    BEFORE ME, the undersigned authority, on this day personally appeared Norbert O. Grohmann known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 8th day of June, 1998.

[SEAL]
                                                /s/ Jean Hobson
                                                Notary Public, State of Kentucky


Printed Name:  Jean Hobson
My Commission Expires:  1/13/2000

THE STATE OF TEXAS         Section
                           Section
COUNTY OF DALLAS           Section


    BEFORE ME, the undersigned authority, on this day personally appeared Bruce E. Hebert known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 4th day of June, 1998.

[SEAL]
                                                   /s/ Renata M. Fancher
                                                   Notary Public, State of Texas


Printed Name:  Renata M. Fancher
My Commission Expires:  8/13/01

THE STATE OF MINNESOTA     Section
                           Section
COUNTY OF HENNEPIN         Section


    BEFORE ME, the undersigned authority, on this day personally appeared Charles J. Tambornino known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 8th day of June, 1998.

[SEAL]
                                               /s/ Laurie J. Herman
                                               Notary Public, State of Minnesota


Printed Name:  Laurie J. Herman
My Commission Expires:  1/31/2000

                                    EXHIBIT A
                                       TO
                               SETTLEMENT AGREEMENT

                            Settlement Payment Directions


Settlement Amount:
  Base Amount:                                              10,500,000.00
  Accrued Interest:                                             13,416.67
    Sub-Total:                                              10,513,416.67
  Less: Reimbursed                                             885,696.32
Snyder Costs:
                                                        -----------------
    Total to be                                              9,627,720.35
Distributed:
                                                        -----------------
                                                        -----------------


                                   Pro Rata                           Pro Rata
Recipients:                       Share - %                           Share - $
-----------                       ---------                           ---------
  Snyder                          88.58479%                          8,528,695.85
  Caolo                            7.57335%                            729,140.96
  Bailey                           0.45736%                             44,033.34
  Boehrs                           0.36589%                             35,226.87
  Brum                             0.54884%                             52,840.78
  Driggs                           0.73178%                             70,453.73
  Grohmann                         0.36589%                             35,226.87
  Hebert                           0.36589%                             35,226.87
  Tambornino                       1.00621%                             96,875.08
                                 ---------                           ------------
                                 100.00000%                          9,627,720.35
                                 ---------                           ------------
                                 ---------                           ------------

                                    EXHIBIT B
                                       TO
                              SETTLEMENT AGREEMENT

                               Instruction Letter

This Instruction Letter is being delivered pursuant to that certain Paying Agent Agreement (herein so called), dated May 2, 1994, by and among O.Y.L. Industries Berhad ("OYL"), SnyderGeneral Corporation, now known as AAF-McQuay Inc. ("AMI"), Richard W. Snyder, individually, Michael Caolo, Jr., the individuals listed on Exhibit A thereto, Bank One, Texas, N.A. ("Paying Agent") and Snyder in his capacity as Representative (as defined in the Paying Agent Agreement). In accordance with the terms of the Paying Agent Agreement, OYL and Representative hereby request that Paying Agent release to AMI (i) that certain Promissory Note, dated May 2, 1994, in the original principal amount of $11,500,000, and
(ii) that certain Letter of Credit, in the face amount of $11,500,000, currently being held by the Paying Agent pursuant to the terms of the Paying Agent Agreement.

O.Y.L. Industries Berhad

_______________________________
By: ___________________________
Title: __________________________


Representative

------------------------------------
Richard W. Snyder, as Representative